UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2022

Tesla, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34756	91-2197729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Tesla Road

Austin, Texas 78725

(Address of Principal Executive Offices, and Zip Code)

(512) 516-8177

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TSLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

Stock Dividend

On March 28, 2022, Tesla, Inc. (the “Company” or “Tesla”) announced its plan to request stockholder approval at the upcoming 2022 Annual Meeting of Stockholders (the “Annual Meeting”) for an increase in the number of authorized shares of common stock through an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) in order to enable a stock split of the Company’s common stock in the form of a stock dividend. Tesla’s Board of Directors (“Board”) has approved the management proposal, but the stock dividend will be contingent on final Board approval.

The Company’s definitive proxy statement relating to the Annual Meeting will include additional details regarding the Amendment, as well as the record date, date and location of the Annual Meeting.

Tesla Disclosure Channels To Disseminate Information

Tesla investors and others should note that we announce material information to the public about our company, products and services and other issues through a variety of means, including Tesla’s website, press releases, Securities and Exchange Commission filings, blogs and social media, including our and our Chief Executive Officer’s social media accounts, in order to achieve broad, non-exclusionary distribution of information to the public. We encourage our investors and others to review the information we make public in the locations below as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Interested in keeping up with Tesla?

For more information on Tesla and its products, please visit: tesla.com

For more information for Tesla investors, including press releases, please visit: ir.tesla.com

For the latest information from Tesla, including the Tesla blog, please visit: tesla.com/blog

For additional information, please follow Elon Musk’s and Tesla’s Twitter accounts: twitter.com/elonmusk and twitter.com/Tesla

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA, INC.

By:	/s/ Zachary J. Kirkhorn
Zachary J. Kirkhorn Chief Financial Officer

Date: March 28, 2022